Exhibit 10.2

EXECUTION VERSION

FORBEARANCE AND AMENDMENT AGREEMENT

This FORBEARANCE AND AMENDMENT AGREEMENT, dated as of May 30, 2023 (this “Forbearance and Amendment”), is entered into among DIEBOLD NIXDORF, INCORPORATED, an Ohio corporation (the “Company”), each other Loan Party party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and GLAS AMERICAS LLC, as collateral agent (the “Collateral Agent”) and amends that certain Credit Agreement, dated as of December 29, 2022, by and among the Company, the Lenders from time to time party thereto, the Administrative Agent and the Collateral Agent (as amended, restated, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement”, and as further amended and modified by this Forbearance and Amendment, the “Credit Agreement”).

RECITALS:

WHEREAS, the Company and the other Loan Parties have requested, and the Lenders party hereto, constituting the Supermajority Lenders under the Credit Agreement as of the date hereof (collectively, the “Consenting Lenders”), have agreed, subject to the terms and conditions set forth herein, to forbear from, and instruct the Administrative Agent and the Collateral Agent to forbear from, during the Forbearance Period (as defined below), (x) declaring due and payable, or both, the principal of, and accrued and unpaid interest and fees in respect of, the Loans and/or any other Obligations and (y) otherwise exercising any rights, remedies, powers, privileges and defenses under the Credit Agreement, the other Loan Documents and applicable law, with respect to any Unmatured Default or Default.

WHEREAS, the Company, the Borrower and the other Loan Parties have requested that the Administrative Agent and the Consenting Lenders, amend the Existing Credit Agreement on the terms and conditions set forth herein, and the Consenting Lenders and the Administrative Agent (acting at the direction of the Consenting Lenders) have agreed to amend the Existing Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. For purposes of this Forbearance and Amendment, the following terms shall have the following meanings:

(a) “Forbearance Period” shall mean the period commencing on (and including) the Effective Date (as defined below) and ending on the Forbearance Termination Date.

(b) “Forbearance Termination Date” means the Termination Date (as defined in the Restructuring Support Agreement).

(c) “Restructuring Support Agreement” means that certain Restructuring Support Agreement, dated as of May 30, 2023, by and among the Company, certain of the Company’s direct and indirect Subsidiaries party thereto, the Initial Consenting Creditors (as defined in the Restructuring Support Agreement) party thereto and the DIP Backstop Parties (as defined in the Restructuring Support Agreement) party thereto.

2. Agreements and Acknowledgements. Each Loan Party acknowledges and agrees that as of the Effective Date, the (i) outstanding principal amounts of the Indebtedness in respect of the Term Loans are €90,265,282.04 and $533,465,152.68 and (ii) aggregate amount of accrued and unpaid interest on the Term Loans under the Credit Agreement are €1,992,265.84 and $14,130,279.73. Each Loan Party acknowledges and agrees that such Obligations, together with all other outstanding Obligations owed or owing pursuant to the terms of the Loan Documents, including interest, fees, expenses and other charges, are validly owed or owing thereunder, and each Loan Party is jointly and severally obligated with respect thereto (the foregoing amounts in clauses (i) and (ii) are hereafter collectively referred to as the “Current Outstanding Obligations”). The foregoing amounts do not include other fees, expenses (including professional fees and expenses), and other Obligations and amounts which are chargeable or otherwise reimbursable under the Credit Agreement and the other Loan Documents or which are payable pursuant to this Forbearance and Amendment. As of the Effective Date, neither the Company nor any other Loan Party has any rights of offset, defenses, claims or counterclaims with respect to the Current Outstanding Obligations or any of the other Obligations or any payment obligation under this Forbearance and Amendment, and each Loan Party is jointly and severally obligated with respect thereto, in each case, in accordance with the terms of the applicable Loan Documents and, with respect to payment obligations hereunder, this Forbearance and Amendment.

3. Forbearance. Subject to the satisfaction of the terms and conditions set forth in Section 5 of this Forbearance and Amendment, the Consenting Lenders hereby agree to forbear from, and instruct the Administrative Agent and the Collateral Agent to forbear from, during the Forbearance Period, (x) declaring due and payable, or both, the principal of and accrued and unpaid interest and fees in respect of, the Loans and/or any other Obligations and (y) otherwise exercising any of their other respective rights, remedies, powers, privileges and defenses under the Credit Agreement, the other Loan Documents and applicable law, solely to the extent that such remedies arise exclusively from an Unmatured Default or a Default. Upon the expiration or termination of the Forbearance Period in accordance with the terms of this Forbearance and Amendment, the agreement of the Consenting Lenders hereunder to forbear from exercising their respective rights and remedies with respect to an Unmatured Default or a Default shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which are waived by the Company and each other Loan Party. The Company and the other Loan Parties agree that the Administrative Agent, the Collateral Agent or the Consenting Lenders may at any time following the expiration or termination of the Forbearance Period in accordance with the terms of this Forbearance and Amendment proceed to exercise any and all of their respective rights and remedies under any or all of the Credit Agreement, the other Loan Documents and/or applicable law, including their respective rights and remedies with respect to an Unmatured Default or a Default, in each case, subject to the terms and conditions set forth therein.

4. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof, each of the parties hereto agrees that the Existing Credit Agreement shall be amended to amend and restate in its entirety the definition of “Permitted Refinancing Indebtedness” as set forth below:

(a) ““Permitted Refinancing Indebtedness” means any Indebtedness issued in exchange for, or the net proceeds of which are used to extend, renew, refinance, replace, defease or refund (whether by tender offer, open market purchases, negotiated transactions or otherwise, in each case, including by exchange offers and private exchanges) (collectively, to “Refinance”), the Indebtedness being Refinanced (or previous refinancings thereof constituting Permitted Refinancing Indebtedness); provided that (a) the original principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus unpaid accrued interest and premium (including tender premiums) thereon, any committed or undrawn amounts and underwriting discounts, defeasance costs, fees, commissions and expenses, associated with such Permitted Refinancing Indebtedness), (b) the final maturity date and weighted average life of such Permitted Refinancing Indebtedness is no earlier than the final maturity date and then remaining weighted average life of the Indebtedness being Refinanced, (c) if the original Indebtedness being Refinanced is by its terms subordinated in right of payment to the Obligations, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced, taken as a whole, (d) no Permitted Refinancing Indebtedness shall have obligors or contingent obligors that were not obligors or contingent obligors in respect of the Indebtedness being Refinanced, (e) if the Indebtedness being Refinanced is (or would have been required to be) secured (whether senior, equally and ratably with, or junior to, the Obligations or otherwise), such Permitted Refinancing Indebtedness may be secured by a Lien on the same property that secures the Indebtedness that is being Refinanced on terms no less favorable (including as to priority of such Lien), taken as a whole, to the Secured Parties than those contained in the documentation governing the Indebtedness being Refinanced, and to the extent the Obligations are secured by such property, shall be subject to an applicable Intercreditor Agreement in form and substance substantially the same as the Intercreditor Agreement to which the Indebtedness being Refinanced is subject or reasonably acceptable to the Administrative Agent and the Collateral Agent (acting at the direction of the Required Lenders) and (f) if the Indebtedness being Refinanced is unsecured, such Permitted Refinancing Indebtedness shall be unsecured; provided, however, the foregoing requirements of clauses (a) through (f) above shall not apply to any Indebtedness incurred to Refinance the Superpriority Term Loan Facility pursuant a debtor-in-possession financing under applicable Debtor Relief Laws, which any such refinancing is expressly deemed “Permitted Refinancing Indebtedness” and permitted hereunder.”

5. Effectiveness of Forbearance and Amendment. This Forbearance and Amendment shall become effective on the date (such date the “Effective Date”) that each of the following conditions precedent are satisfied or waived:

(a) the execution and delivery of this Forbearance and Amendment by the Company, the Consenting Lenders (constituting the Supermajority Lenders), the Administrative Agent and the Collateral Agent; and

(b) the Restructuring Support Agreement shall be in full force and effect.

6. Representations and Warranties. To induce the Consenting Lenders to enter into this Forbearance and Amendment, the Company and the other Loan Parties party hereto represent and warrant that, as of the Effective Date:

(a) the Company and each other Loan Party party hereto has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Forbearance and Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Forbearance and Amendment; and

(b) the Company and each other Loan Party party hereto has duly executed and delivered this Forbearance and Amendment, and this Forbearance and Amendment constitutes the legal, valid, and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

7. Reference to and Effect on Loan Documents.

(a) Ratification. Each Loan Party party hereto hereby expressly acknowledges and agrees that (i) all of the terms and conditions of, and their continued obligations and liability under, the Credit Agreement and the other Loan Documents and (ii) all guarantees, collateral, security interests, liens heretofore or hereafter granted to the Agents, for the benefit of the Lenders, under the Credit Agreement and all other Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect.

(b) No Waiver. Except as expressly set forth herein, neither the execution, delivery and effectiveness of this Forbearance and Amendment shall, directly or indirectly, operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement or any of the other Loan Documents or a waiver of any Unmatured Default or Default. No course of dealing or any passage of time on account of the Forbearance Period shall be considered or used as a basis for asserting an untimely exercise of any such party’s rights, for altering any Obligation of the Company or any other Person or any right, privilege or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement or any other Loan Document, or to otherwise prejudice any such right, power, or remedy. The Loan Parties party hereto expressly acknowledge and agree that there has not been, and this Forbearance and Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents.

(c) Loan Document. On and after the Effective Date, this Forbearance and Amendment shall constitute a “Loan Document” as defined under the Credit Agreement.

(d) Each Loan Party hereto hereby acknowledges and agrees that the administrative agent, collateral agent or other similar agent for the lenders providing any debtor-in-possession financing under applicable Debtor Relief Laws, which Refinances the Superpriority Term Loan Facility shall be, upon such refinancing, a “First Priority Representative” under, and as defined in, the Multi Lien Intercreditor Agreement and such Permitted Refinancing Indebtedness shall constitute “First Priority Obligations” under, and as defined in, the Multi Lien Intercreditor Agreement.

8. Miscellaneous.

(a) Successors and Assigns. This Forbearance and Amendment shall be binding on and shall inure to the benefit of the Company, the other Loan Parties and the Lenders and their respective successors and assigns as set forth in the Loan Documents.

(b) Entire Agreement. This Forbearance and Amendment and the Loan Documents, as amended hereby, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all other understandings, oral or written, with respect to the subject matter hereof.

(c) Fees and Expenses. Subject to the Interim DIP Order and Final DIP Order (each as defined in the Restructuring Support Agreement), the Company and the other Loan Parties agree to pay all reasonable out-of-pocket costs and expenses of (i) the Administrative Agent (including the reasonable fees, charges and disbursements of outside counsel to the Administrative Agent), (ii) the Collateral Agent (including the reasonable fees, charges and disbursements of White & Case LLP, as counsel to the Collateral Agent) and (iii) the Consenting Lenders (including the reasonable fees, charges and disbursements of (A) Davis Polk & Wardwell LLP, as counsel to the Consenting Lenders, (B) Houlihan Lokey, Inc., as financial advisor to the Consenting Lenders and (C) any local counsels to the Consenting Lenders), in each case, in connection with the preparation, execution and delivery of this Forbearance and Amendment, which amounts, for the avoidance of doubt, shall constitute Obligations under the Credit Agreement and the other Loan Documents.

(d) Headings. Section headings in this Forbearance and Amendment are included herein for convenience of reference only and shall not constitute a part of this Forbearance and Amendment for any other purpose.

(e) Severability. Wherever possible, each provision of this Forbearance and Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Forbearance and Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Forbearance and Amendment.

(f) Counterparts. This Forbearance and Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement. Delivery of an executed counterpart of a signature page to this Forbearance and Amendment by telecopy or PDF shall be effective as delivery of a manually executed counterpart of this Forbearance and Amendment. For the avoidance of doubt, the words “execution,” “signed,” “signature,” and words of like import in this Forbearance and Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(g) Incorporation of Credit Agreement Provisions. THIS FORBEARANCE AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions contained in Section 16.2 of the Credit Agreement (Waiver of Jury Trial) and Section 16.3 of the Credit Agreement (Submission to Jurisdiction; Waivers) are incorporated herein by reference, mutatis mutandis, to the same extent as if reproduced herein in their entirety.

(h) The Administrative Agent and the Collateral Agent are entering into this Forbearance and Amendment solely in their respective capacities as Administrative Agent and Collateral Agent under the Credit Agreement and pursuant to the instructions of the Consenting Lenders. The Company, each Consenting Lender and each other Loan Party party hereto confirms that (a) this Forbearance and Amendment imposes no duty on the Administrative Agent or Collateral Agent, as applicable, to take any action or to exercise any of the powers granted to it (other than as expressly set forth herein) and (b) all rights, protections, indemnities and benefits granted to the Administrative Agent or the Collateral Agent, as applicable, in the Loan Documents are hereby reaffirmed with respect to their respective actions taken pursuant to this Forbearance and Amendment and incorporated as if fully set forth in this Forbearance and Amendment.

9. Release.

(a) In consideration of the agreements of the Lenders, the Administrative Agent and the Collateral Agent contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each other Loan Party, on behalf of itself and its successors and assigns, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lenders, the Administrative Agent and the Collateral Agent, and each of their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (each Lender, the Administrative Agent, the Collateral Agent and all such other Persons being hereinafter referred to collectively as the “Releasees”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Company and each other Loan Party or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Credit Agreement, any of the other Loan Documents, this Forbearance and Amendment or transactions thereunder or related thereto which arises at any time on or prior to the date of this Forbearance and Amendment.

(b) The Company each other Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) The Company each other Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(d) Notwithstanding anything to the contrary contained herein, in the event of a conflict between the releases set forth in this Section 9 and any release contained in the Restructuring Support Agreement or as part of the transactions contemplated thereby, the Restructuring Support Agreement shall control.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have duly executed this Forbearance and Amendment Agreement as of the date first above written.

DIEBOLD NIXDORF, INCORPORATED

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: Executive Vice President, Chief Legal Officer & Corporate Secretary

DIEBOLD GLOBAL FINANCE CORPORATION

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

DIEBOLD HOLDING COMPANY, LLC

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

DIEBOLD SST HOLDING COMPANY, LLC

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

GRIFFIN TECHNOLOGY INCORPORATED

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

Signature Page to Forbearance and Amendment Agreement

DIEBOLD SELF-SERVICE SYSTEMS

/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

DIEBOLD NIXDORF TECHNOLOGY FINANCE, LLC

/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

DIEBOLD NIXDORF (UK) LIMITED

/s/ Paul Young
Name: Paul Young
Title: Director

DIEBOLD NIXDORF CANADA, LIMITED

/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: Vice President and Secretary

DIEBOLD CANADA HOLDING COMPANY INC.

/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: Vice President and Secretary

DIEBOLD NIXDORF BV

/s/ Nancy De Troyer
Name: Nancy De Troyer
Title: Managing Director

Signature Page to Forbearance and Amendment Agreement

DIEBOLD NIXDORF GLOBAL HOLDING, B.V.

/s/ Elizabeth Christine Radigan
Name: Elizabeth Christine Radigan
Title: Managing Director A

/s/ Hendrik Roelof Schouten
Name: Hendrik Roelof Schouten
Title: Managing Director B

DIEBOLD NIXDORF B.V.

/s/ Hendrik Roelof Schouten
Name: Hendrik Roelof Schouten
Title: Managing Director

/s/ Michael Engel
Name: Michael Engel
Title: Managing Director

DIEBOLD NIXDORF DUTCH HOLDING B.V.

/s/ Elizabeth Christine Radigan
Name: Elizabeth Christine Radigan
Title: Managing Director A

/s/ Hendrik Roelof Schouten
Name: Hendrik Roelof Schouten
Title: Managing Director B

DIEBOLD NIXDORF SOFTWARE PARTNER B.V.

/s/ Michael Engel
Name: Michael Engel
Title: Managing Director

Signature Page to Forbearance and Amendment Agreement

DIEBOLD NIXDORF SOFTWARE C.V. By: Diebold Nixdorf Software Partner B.V., its General Partner

/s/ Michael Engel
Name: Michael Engel
Title: Managing Director

DIEBOLD NIXDORF GLOBAL SOLUTIONS B.V.

/s/ Hendrik Roelof Schouten
Name: Hendrik Roelof Schouten
Title: Managing Director

DIEBOLD NIXDORF S.A.S.

/s/ Octavio Marquez
Name: Octavio Marquez
Title: President

DIEBOLD NIXDORF S.R.L.

/s/ Ewa Porebska
Name: Ewa Porebska
Title: Director

Place of Execution:

DIEBOLD NIXDORF SP. Z O. O.

/s/ Stanislav Zrcek
Name: Stanislav Zrcek
Title: Member of the Management Board

Signature Page to Forbearance and Amendment Agreement

DIEBOLD NIXDORF BPO SP. Z O. O.

By:	/s/ Adrian Gawrys
Name: Adrian Gawrys
Title: Director

DIEBOLD NIXDORF S.L.

By:	/s/ Antonio Albarrán Rodriguez
Name: Antonio Albarrán Rodriguez
Title: Director

DIEBOLD NIXDORF AB

By:	/s/ René Lauxtermann
Name: René Lauxtermann
Title: Director

Signature Page to Forbearance and Amendment Agreement

GLAS AMERICAS LLC, as Collateral Agent

By:	/s/ Jeffrey Schoenfeld
Name: Jeffrey Schoenfeld
Title: Vice President

Signature Page to Forbearance and Amendment Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Kevin Podwika
Name: Kevin Podwika
Title: Authorized Officer

Signature Page to Forbearance and Amendment Agreement

Additional signature pages have been redacted

[Lender Signature Pages]

Signature Page to Forbearance and Amendment Agreement